LETTER OF TRANSMITTAL

                          RELATING TO OFFER TO EXCHANGE

               15% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2011

                       FOR UP TO $20,000,000 IN AGGREGATE

                               PRINCIPAL AMOUNT OF

               6 3/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2009

                                       OF

                          STANDARD MOTOR PRODUCTS, INC.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON APRIL 17, 2009, UNLESS EXTENDED BY THE COMPANY (SUCH TIME AND DATE, AS EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

      Each holder of Old Debentures (a "Holder") wishing to participate in the Exchange Offer, except Holders of Old Debentures executing their tenders through the Automated Tender Offer Program ("ATOP") procedures of The Depository Trust Company, as depository ("DTC"), should complete, sign and submit this Letter of Transmittal to the exchange agent, HSBC Bank USA, N.A. (the "Exchange Agent"), before the Expiration Date.

                                  DELIVERY TO:

                               HSBC BANK USA, N.A.

                  BY MAIL, OVERNIGHT MAIL, COURIER OR HAND:

                               HSBC Bank USA, N.A.
                                Two Hanson Place
                                   14th Floor
                            Brooklyn, New York 11243
                              Attn: Corporate Trust
                 Standard Motor Products, Inc. Offer to Exchange

                    BY FACSIMILE TRANSMISSION: (718) 488-4488

                  FOR CONFIRMATION TRANSMISSION: (800) 662-9844

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

      BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THE LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

      WE ARE MAKING THE EXCHANGE OFFER IN RELIANCE ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AFFORDED BY SECTION 3(A)(9) THEREOF.

      THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL WE ACCEPT TENDERS OF OLD DEBENTURES FROM, HOLDERS IN ANY JURISDICTION IN WHICH THE EXCHANGE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH SECURITIES OR "BLUE SKY" LAWS OF SUCH JURISDICTION.

      The undersigned acknowledges that he or she has received and reviewed the Offer to Exchange, dated March 20, 2009 (as amended or supplemented from time to time, the "Offer to Exchange"), of Standard Motor Products, Inc., a New York corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of the Company's 15% Convertible Subordinated Debentures due 2011 (the "New Debentures"), for each $1,000 in principal amount of outstanding 6 3/4% Convertible Subordinated Debentures due 2009 (the "Old Debentures") of the Company, up to an aggregate of $20,000,000 principal amount of Old Debentures. If more than $20,000,000 in aggregate principal amount of Old Debentures are tendered, the Company will accept tenders from each tendering Holder of Old Debentures on a pro rata basis. Accrued and unpaid interest to, but excluding, the settlement date on Old Debentures that the Company acquires in the Exchange Offer will be paid in cash upon settlement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Offer to Exchange.

     In order to tender Old Debentures in the Exchange Offer, you must BOTH:

            1. tender your Old Debentures by book-entry transfer to the account maintained by the Exchange Agent at DTC such that the Old Debentures are received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date according to the procedures set forth in the section entitled "The Exchange Offer--Procedures for Tendering Old Debentures," in the Offer to Exchange and the instructions in this Letter of Transmittal, OR

            2. tender your Old Debentures according to the guaranteed delivery procedures set forth in the section entitled "The Exchange Offer--Guaranteed Delivery Procedures" in the Offer to Exchange and the instructions in this Letter of Transmittal, if you are unable to deliver confirmation of the book-entry tender of your Old Debentures into the Exchange Agent's account at DTC and all other documents required by this Letter of Transmittal to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, AND

            3. submit a properly completed Letter of Transmittal to the Exchange Agent by mail or facsimile so that it is received by the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date. YOU NEED NOT SUBMIT THIS LETTER OF TRANSMITTAL IF, IN ACCORDANCE WITH ATOP, DTC WILL SEND AN AGENT'S MESSAGE ("AGENT'S MESSAGE") STATING THAT DTC HAS RECEIVED AN EXPRESS ACKNOWLEDGMENT FROM YOU THAT YOU WILL BE BOUND BY THE TERMS AND CONDITIONS HEREOF AS IF YOU HAD COMPLETED, EXECUTED AND DELIVERED THIS LETTER OF TRANSMITTAL.

      Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List below the Old Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the information required below should be listed and attached on a separate signed schedule. Tenders of Old Debentures will be accepted only in denominations of $1,000 and multiples thereof.

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                     DESCRIPTION OF OLD DEBENTURES TENDERED
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                       NAME(S) AND ADDRESS(ES) OF
                      REGISTERED HOLDER(S) OR NAME
                         OF DTC PARTICIPANT AND
                       PARTICIPANT'S DTC ACCOUNT
  OLD DEBENTURES        NUMBER IN WHICH THE OLD            AGGREGATE PRINCIPAL
     TENDERED             DEBENTURES ARE HELD                AMOUNT TENDERED*
------------------    ----------------------------------------------------------
6 3/4% Convertible
Subordinated
Debentures due
2009 (CUSIP NO.
853666 AB 1)

--------------------------------------------------------------------------------
* Unless otherwise specified, all Old Debentures held for the account of the undersigned will be tendered.

--------------------------------------------------------------------------------

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|_|   CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK ENTRY
      TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

--------------------------------------------------------------------------------

DTC Account Number:

--------------------------------------------------------------------------------

Transaction Code Number:

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

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer set forth in the Offer to Exchange, receipt of which is hereby acknowledged, and this Letter of Transmittal, the undersigned hereby tenders to the Company the aggregate principal amount of Old Debentures indicated in this Letter of Transmittal.

      Subject to, and effective upon, the acceptance for exchange of the Old Debentures tendered hereby in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended with respect to the Old Debentures, the terms and conditions of such extension or amendment), the undersigned hereby (i) irrevocably sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Debentures being tendered hereby; (ii) waives any and all rights with respect to the Old Debentures being tendered hereby; and (iii) releases and discharges the Company and HSBC Bank USA, N.A., as trustee (the "Trustee") with respect to the Old Debentures from any and all claims such Holder may have, now or in the future, arising out of or related to the Old Debentures, including, without limitation, any claims that such Holder is entitled to participate in any redemption of the Old Debentures.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Debentures with full knowledge that the Exchange Agent also acts as an agent for the Company, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Offer to Exchange, to deliver Old Debentures to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Debentures to be issued in exchange for such Old Debentures, present such Old Debentures for transfer, and transfer the Old Debentures on the books of the Company and receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Debentures, all in accordance with the terms and conditions of the Exchange Offer.

      The undersigned hereby covenants, represents and warrants that:

            1. the undersigned is the beneficial owner of, or a duly authorized representative of one or more beneficial owners of, the Old Debentures tendered hereby;

            2. the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Debentures tendered hereby, and to acquire New Debentures issuable upon the exchange of such tendered Old Debentures;

            3. when the Old Debentures are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Old Debentures, and not subject to any adverse claim or right when the same are accepted by the Company;

            4. any New Debentures acquired in exchange for Old Debentures tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Debentures, whether or not such person is the undersigned;

            5. neither the Holder of such Old Debentures nor any such other person is an "affiliate" of the Company, as defined in Rule 405 under the Securities Act; and

            6. the undersigned agrees that tenders of Old Debentures pursuant to any of the procedures described in the accompanying instructions will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer.

      The undersigned understands that acceptance of tendered Old Debentures by the Company for exchange will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a participant elects to accept the Exchange Offer by transmitting an express acknowledgement in accordance with the ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Offer to Exchange, the Company may not be required to accept for exchange any of the Old Debentures tendered thereby.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Debentures tendered hereby. The undersigned agrees that it (and any beneficial owner(s) on whose behalf it is acting) will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Debentures tendered thereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect.

      For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Debentures (or defectively tendered Old Debentures which defect the Company has, or has caused to be, waived) if and when the Company gives oral or written notice thereof to the Exchange Agent. This tender may be withdrawn only in accordance with the procedures set forth in the section entitled "The Exchange Offer--Withdrawal of Tenders," in the Offer to Exchange.

      All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the New Debentures to the account indicated above maintained at DTC. Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions" below, please deliver the New Debentures to the account indicated above maintained at DTC. Any Old Debentures not exchanged or not accepted for exchange will be credited to the account indicated above maintained at DTC promptly following the expiration or termination of the Exchange Offer.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD DEBENTURES TENDERED" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD DEBENTURES AS SET FORTH IN SUCH BOX ABOVE.

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 2 AND 3)

      To be completed ONLY if the New Debentures are to be issued in the name of someone other than the registered Holder of the Old Debentures whose name(s) appear(s) above.

Issue New Debentures to:

Name:
     -------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
        ----------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


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              TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                         (COMPLETE SUBSTITUTE FORM W-9)


--------------------------------------------------------------------------------
         (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 2 AND 3)

      To be completed ONLY if the New Debentures are to be delivered to someone other than the registered Holder of the Old Debentures whose name(s) appear(s) above, or to such registered Holder(s) at an address other than that shown above.

Deliver New Debentures to:

Name(s):
        ------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------
              TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                         (COMPLETE SUBSTITUTE FORM W-9)


--------------------------------------------------------------------------------
         (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)


--------------------------------------------------------------------------------


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

                PLEASE SIGN HERE TO TENDER YOUR OLD DEBENTURES
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
              (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

X
-------------------------------------

X
-------------------------------------
      SIGNATURE(S) OF OWNER(S)

-------------------------------------    ---------------------------------------
                DATE                         AREA CODE AND TELEPHONE NUMBER

      If a Holder is tendering any Old Debentures, this Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Debentures or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. SEE INSTRUCTION 2.

Name(s):
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity or Title:
                  --------------------------------------------------------------

Address:
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 2)

Signature(s) Guaranteed by an Eligible Institution:


--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)


--------------------------------------------------------------------------------
                                     (TITLE)


--------------------------------------------------------------------------------
                                 (NAME AND FIRM)


-------------------------------------    ---------------------------------------
                DATE                         AREA CODE AND TELEPHONE NUMBER

      IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF, OR AN ELECTRONIC CONFIRMATION PURSUANT TO DTC'S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

      PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. DELIVERY OF THIS LETTER OF TRANSMITTAL; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal, or an electronic confirmation pursuant to DTC's ATOP system, is to be completed by Holders of Old Debentures for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in the section entitled "The Exchange Offer--Procedures for Tendering Old Debentures" in the Offer to Exchange. Book-entry confirmation as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), or an electronic confirmation pursuant to DTC's ATOP system, and any other required documents, including any required signature guarantees, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date for the Old Debentures, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. The book-entry transfer of Old Debentures must be accompanied by an Agent's Message confirming that DTC has received express acknowledgment from the Holder that such Holder agrees to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Electronic confirmation pursuant to DTC's ATOP system must also include an express acknowledgment (an "Express Acknowledgment") by the Holder that such Holder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Holder. Old Debentures tendered hereby must be in denominations of amount of $1,000 and any integral multiple thereof.

      Holders who wish to tender their Old Debentures and who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date applicable to their Old Debentures may tender their Old Debentures pursuant to the guaranteed delivery procedures set forth in the section entitled "The Exchange Offer--Guaranteed Delivery Procedures," in the Offer to Exchange. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to 9:00 a.m., New York City Time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof), or an electronic confirmation pursuant to DTC's ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Old Debentures and the amount of Old Debentures tendered, stating that the tender is being made thereby and guaranteeing that within three (3) New York Stock Exchange ("NYSE") trading days after the Expiration Date, a book-entry confirmation and any other documents requested by this Letter of Transmittal, including any signature guarantees, an Agent's Message in the case of a book-entry transfer or an Express Acknowledgment in the case of a transfer through the ATOP system, will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a book-entry confirmation and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) NYSE trading days after the Expiration Date.

      The delivery of the Old Debentures and all other required documents will be deemed made only when confirmed by the Exchange Agent. The method of delivery of this Letter of Transmittal and all other required documents is at the election and risk of the tendering Holder. If such delivery is by mail, it is recommended that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to assure timely delivery. No Letters of Transmittal or other documents should be sent to the Company.

      See the section entitled "The Exchange Offer" in the Offer to Exchange.

      2. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder of the Old Debentures tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Old Debentures in the DTC system without any change whatsoever.

      If any tendered Old Debentures are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

      If any tendered Old Debentures are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations. When this Letter of Transmittal is signed by the registered Holder or Holders of the Old Debentures specified herein and tendered hereby, no separate bond powers are required. If, however, the New Debentures are to be issued to a person other than the registered Holder, then separate bond powers are required.

      If this Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

      Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

      Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Debentures are tendered:

            (i) by a registered Holder of Old Debentures (including any participant in the DTC system whose name appears on a security position listing as the Holder of such Old Debentures) who has not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or

            (ii) for the account of an "Eligible Guarantor Institution" (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended).

      3. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Debentures are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Debentures are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Old Debentures not exchanged will be returned by crediting the account maintained at DTC specified herein. See Instruction 9.

      In the case of issuance in a different name, separate bond powers with a guaranteed signature are required and the employer identification or social security number of the person named must also be indicated.

      4. IMPORTANT TAX INFORMATION. Under current federal income tax law, a Holder whose tendered Old Debentures are accepted for exchange may be subject to backup withholding unless the Holder provides the Exchange Agent with either (i) such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (a) the Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to certain penalties imposed by the Internal Revenue Service.

      Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "Guidelines") for additional instructions.

      If backup withholding applies, the Company is required to withhold a portion of certain payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

      NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Debentures to it or its order pursuant to the Exchange Offer. If, however, New Debentures are to be registered or issued in the name of any person other than the registered Holder of the Old Debentures tendered hereby, or if tendered Old Debentures are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Debentures to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, no New Debentures will be issued until such evidence is received by the Exchange Agent.

      6. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive or amend, in its discretion, in whole or in part, at any time prior to 5:00 p.m., New York City Time, on the Expiration Date applicable to the Old Debentures, satisfaction of any or all conditions enumerated in the Offer to Exchange, which may result in an extension of the period of time for which the Exchange Offer is kept open.

      7. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Debentures, by execution of this Letter of Transmittal (or an Agent's Message in lieu thereof), shall waive any right to receive notice of the acceptance of their Old Debentures for exchange.

      The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Debentures, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Debentures not properly tendered or to not accept any particular Old Debentures which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Debentures either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Old Debentures in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Debentures either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Debentures for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Debentures for exchange, nor shall any of them incur any liability for failure to give such notification.

      8. PARTIAL TENDERS. Tenders of Old Debentures will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Debentures, fill in the principal amount of Old Debentures which are tendered for exchange on the form entitled "Description of Old Debentures Tendered," as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate for the remainder of the principal amount of the Old Debentures will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

      9. WITHDRAWAL OF TENDERS. Tenders of Old Debentures may be withdrawn at any time prior to 5:00 p.m., New York City Time, on the applicable Expiration Date. A valid withdrawal of tendered Old Debentures on or prior to the Expiration Date shall be deemed a valid revocation of the tender of the Old Debentures. Tenders of any Old Debentures will automatically be withdrawn if the Exchange Offer is terminated without any such Old Debentures being exchanged as provided in the Offer to Exchange. In the event of termination of the Exchange Offer, the Old Debentures tendered pursuant to such Exchange Offer will be returned to the tendering Holder promptly.

      For a withdrawal of a tender of Old Debentures to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above or, in the case of Eligible Institutions, at the facsimile number above, prior to 5:00 p.m., New York City Time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Debentures to be withdrawn, (ii) in the case of a tender by book-entry transfer, specify the name and number of the account at DTC to be credited with the withdrawn Old Debentures and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Old Debentures exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Debentures were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Debentures register the transfer of such Old Debentures in the name of the person withdrawing the tender, and (v) specify the principal amount of Old Debentures to be withdrawn, if not all of the Old Debentures tendered by the Holder. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Debentures will be issued with respect thereto unless the Old Debentures so withdrawn are validly retendered. Any Old Debentures that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in the section entitled "The Exchange Offer--Procedures for Tendering Old Debentures," in the Offer of Exchange, and such Old Debentures will be credited to the account specified herein maintained with DTC for the Old Debentures as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Debentures may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City Time, on the Expiration Date.

      Any attempted withdrawal of previously tendered Old Debentures other than in accordance with the provisions described above and in the Offer to Exchange will not constitute a valid withdrawal of such tender.

      All questions as to form and validity (including time of receipt) of any delivery or revocation of a tender will be determined by the Company, in its sole discretion, which determination will be final and binding. None of the Company, the Exchange Agent, the Trustee or any other person will be under any duty to give notification of any defect or irregularity in any delivery or revocation of a tender or incur any liability for failure to give any such notification.

      10. MUTILATED, LOST, STOLEN OR DESTROYED OLD DEBENTURES. Any tendering Holder whose Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

      11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering Old Debentures and requests for assistance may be directed to the Exchange Agent for the Exchange Offer at the address and telephone number set forth herein. Requests for additional copies of the Offer to Exchange and this Letter of Transmittal, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent or your broker, dealer, commercial bank, trust company or other nominee.

                        TO BE COMPLETED BY ALL TENDERING HOLDERS
                                   (SEE INSTRUCTION 4)
--------------------------------------------------------------------------------

                            PAYER'S NAME: HSBC BANK USA, N.A.

--------------------------------------------------------------------------------

                    Name
                        -------------------------------

                    Address
                           ----------------------------
                                   (Number and Street)


                    ------------------------------------------------------------
                    (City) (State) (Zip Code)


                    ------------------------------------------------------------
SUBSTITUTE          PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT           TIN
 FORM W-9           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.


                                                                  --------------
                                                                      (Social
                                                                     Security
                                                                     Number OR
                                                                     Employer
                                                                  Identification
                                                                      Number)


                    ------------------------------------------------------------
                    PART 2--CERTIFICATION

                    Under penalty of perjury, I certify that:

DEPARTMENT OF THE   (1) The number shown on this form is my current taxpayer
TREASURY INTERNAL   identification number (or I am waiting for a number to be
REVENUE SERVICE     issued to me) and

PAYER'S REQUEST     (2) I am not subject to backup withholding either because I
FOR TAXPAYER        have not been notified by the Internal Revenue Service (the
IDENTIFICATION      "IRS") that I am subject to backup withholding as a result
NUMBER (TIN) AND    of failure to report all interest or dividends, or the IRS
CERTIFICATION       has notified me that I am no longer subject to backup
                    withholding.

                    (3) I am a U.S. person (including U.S. resident alien); and

                    (4) Any other information provided on this form is true and correct.

                    ------------------------------------------------------------
                    PART 3--Awaiting TIN |_|
--------------------------------------------------------------------------------
                    CERTIFICATION INSTRUCTIONS--You must cross out item (2) in
                    Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                    Signature                      Date
                             --------------------      ---------------------

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center of Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a portion of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature                                 Date
         ---------------------------------     ---------------------------------

--------------------------------------------------------------------------------

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE Payer--Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help you determine the proper number to give the payer.

-------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                 GIVE THE NAME AND SOCIAL SECURITY
                                          NUMBER OF--

-------------------------------------------------------------------------------
1.    Individual                          The individual

2.    Two or more individuals (joint      The actual owner of the account
      account)                            or, if combined funds, the first
                                          individual on the account(1)

3.    Custodian account of a minor        The minor(2)
      (Uniform Gift to Minors Act)

4.    a. The usual revocable savings      The grantor-trustee(1)
      trust (grantor is also trustee)

b.    So-called trust account that is     The actual owner(1)
      not a legal or valid trust under
      State law

5.    Sole proprietorship or              The owner(3)
      single-owner LLC

-------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                 GIVE THE NAME AND EMPLOYER
                                          IDENTIFICATION NUMBER OF--

6.    Sole proprietorship account or      The owner(3)
      single-owner LLC

7.    A valid trust, estate or pension    The legal entity(4)
      trust

8.    Corporate                           The corporation

9.    Association, club, religious,       The organization
      charitable, educational, or
      other tax-exempt organization

10.   Partnership                         The partnership

11.   A broker or registered nominee      The broker or nominee

12.   Account with the Department of      The public entity
      Agriculture in the name of a
      public entity (such as a State or
      local government, school district
      or prison) that receives
      agricultural program payments

--------------------------------------------------------------------------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employment identification number (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

           GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

      If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7 for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at an office of the Social Security Administration or the Internal Revenue Service.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

      Payees specifically exempted from backup withholding on all payments include the following:

      o     An organization exempt from tax under section 501(a), an individual
            o retirement plan or a custodial account under section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

      o     The United States or any agency or instrumentality thereof.

      o A State, the District of Columbia, a possession of the United States or any political subdivision or instrumentality thereof.

      o A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.

      o An international organization or any agency or instrumentality thereof.

      Payees that may be exempt from backup withholding, including, among others:

      o     A corporation.

      o     A financial institution.

      o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

      o     A real estate investment trust.

      o     A common trust fund operated by a bank under section 584(a).

      o An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

      o     A foreign central bank of issue.

      o     A trust exempt from tax under Section 664 or described in Section
            4947.

      Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

      o     Payments to nonresident aliens subject to withholding under section
            1441.

      o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

      o Payments of patronage dividends where the amount received is not paid in money.

      o     Payments made by certain foreign organizations.

      o     Section 404(k) payments made by an ESOP.

      Payments of interest not generally subject to backup withholding include the following:

      o     Payments of interest on obligations issued by individuals.

            NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

      o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

      o     Payments described in section 6049(b)(5) to nonresident aliens.

      o     Payments on tax-free covenant bonds under section 1451.

      o     Payments made by certain foreign organizations.

      o     Mortgage interest paid to you.

      Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER.

      IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

      CERTAIN PAYMENTS OTHER THAN INTEREST, DIVIDENDS AND PATRONAGE DIVIDENDS THAT ARE NOT SUBJECT TO INFORMATION REPORTING ARE ALSO NOT SUBJECT TO BACKUP WITHHOLDING. FOR DETAILS, SEE SECTIONS 6041, 6041A, 6042, 6044, 6045, 6049, 6050A AND 6050N, AND THEIR REGULATIONS.

      PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS--If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

      FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

      In order to tender, a Holder of Old Debentures should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the Exchange Agent at its address set forth below or tender pursuant to DTC's ATOP procedures.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                               HSBC BANK USA, N.A.

                    BY MAIL, OVERNIGHT MAIL, COURIER OR HAND:
                               HSBC Bank USA, N.A.
                                Two Hanson Place
                                   14th Floor
                            Brooklyn, New York 11243
                              Attn: Corporate Trust
                 Standard Motor Products, Inc. Offer to Exchange

                    BY FACSIMILE TRANSMISSION: (718) 488-4488

                  FOR CONFIRMATION TRANSMISSION: (800) 662-9844

      Any questions regarding the Exchange Offer or requests for additional copies of the Offer to Exchange or the Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth above.